Getaround Acquires HyreCar Assets to Accelerate Profitability Path and Fortify Worldwide Gig Carsharing Leadership Position

Getaround anticipates that the acquisition will contribute up to $75 million of run-rate annualized Gross Booking Value and positive Adjusted EBITDA, accelerating its path to profitability.

Transaction is expected to be synergistic as Getaround expands its global market footprint

SAN FRANCISCO, May 11, 2023 – Getaround (NYSE: GETR), the world's first connected carsharing marketplace, today announced the company is acquiring substantially all of the assets of HyreCar (OTC: HYRE), a premier gig carsharing marketplace, for an aggregate purchase price of $9.45 million. The acquisition is expected to add up to $75 million of run-rate annualized Gross Booking Value and to contribute positive Adjusted EBITDA, accelerating Getaround’s path to profitability. Adjusted EBITDA is a non-GAAP financial measure, as further described under “About Non-GAAP Financial Measures'' below.

The transaction is anticipated to bolster Getaround’s leadership position in gig carsharing, while leveraging its technology and platform to enable further scale. Upon the closing of the transaction, expected on May 16, 2023, Getaround believes the acquired assets will include the most synergistic and accretive portions of HyreCar's business, including access to thousands of cars and tens of thousands of gig drivers in a quickly-growing segment of carsharing. Getaround plans to finance the acquisition with cash on hand, and expects to explore additional financing options.

“HyreCar created the gig economy carsharing category with an asset-light model, extensive user data and strong risk management solutions. The assets not only offer solid fundamentals that contribute to both the top and bottom lines, but fits well symbiotically with Getaround, our technology, key partnerships, and future growth plans. Getaround’s DNA in connected, digital (keyless) carsharing and its global reach enables HyreCar hosts to grow their businesses and unlock more earnings potential,” said Sam Zaid, CEO and Founder of Getaround. “As this is an asset purchase, it is a clean and simple transaction, adding a fantastic community of customers whom we are very pleased to welcome to the Getaround marketplace. At this acquisition price point, we believe this deal will deliver strong long-term value for Getaround stakeholders.”

"We are thrilled to announce this acquisition by Getaround, an industry leader in digital carsharing. Through its proprietary Getaround Connect® platform, we will now be able to offer guests and hosts a more secure and convenient way to find, book and manage rentals than ever before," said Eduardo Inquez, CEO of HyreCar. "Getaround continues to be a pioneer in the carsharing space, and we look forward to creating an even more robust and diverse carsharing platform that empowers people everywhere to participate in the gig economy, creating opportunity and greener cities.”

About Getaround

Offering a 100% digital experience, Getaround (NYSE: GETR) makes sharing cars and trucks simple through its proprietary cloud and in-car Connect® technology. The company empowers consumers to shift away from car ownership through instant and convenient access to desirable, affordable, and safe cars from entrepreneurial hosts. Getaround’s on-demand technology enables a contactless experience — no waiting in line at a car rental facility, manually completing paperwork, or meeting anyone to collect or drop off car keys. Getaround’s mission is to utilize its peer-to-peer marketplace to help solve some of the most pressing challenges facing the world today, including environmental sustainability and access to economic opportunity. Launched in 2011, Getaround is available today in more than 1,000 cities across the United States and Europe. For more information, please visit https://www.getaround.com/.

About HyreCar

HyreCar Inc. (OTC: HYRE) is a national carsharing marketplace for ridesharing, food, and package delivery via its proprietary technology platform. The company has established a leading presence in Mobility as a Service (MaaS) through individual vehicle owners, dealers, rental agencies, and OEMs that wish to participate in new mobility trends. By providing a unique opportunity through a safe, secure, and reliable marketplace, HyreCar is transforming the industry by empowering all guests and hosts to profit from Mobility as a Service. For more information, please visit https://www.hyrecar.com/.

About Non-GAAP Financial Measures

This press release refers to certain financial measures not presented in accordance with Generally Accepted Accounting Principles (GAAP), including Adjusted EBITDA. We believe Adjusted EBITDA and other non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our definitions of these non-GAAP financial measures may differ from definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar financial measures. Furthermore, these financial measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statements of operations that are necessary to run our business. Thus, these non-GAAP financial measures should be considered in addition to, and not as a substitute for, or in isolation from, financial measures prepared in accordance with GAAP.

We define Adjusted EBITDA as net income adjusted for: (i) fair value adjustment of instruments carried at fair value; (ii) interest income (expense) and other income (expense); (iii) income tax provision; (iv) gain on extinguishment of debt; (v) depreciation and amortization; (vi) stock-based compensation expense; (vii) contingent compensation; and (viii) certain expenses determined to be incurred outside of the regular course of business which includes: expenses associated with the termination of our leased vehicle supply arrangements, certain legal settlements and business combination-related legal fees, and investments in preparation of going public, initial implementation projects and transaction costs associated with proposed business combinations that are not subject to deferral.

A reconciliation of forward-looking Adjusted EBITDA to its corresponding forward-looking GAAP financial measure, net loss, is not available on a forward-looking basis because Getaround does not provide forward-looking GAAP net loss and is not able to present the various reconciling cash and non-cash items between GAAP net loss and Adjusted EBITDA without unreasonable effort.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements generally relate to future events, such as statements by the chief executive officers of Getaround and HyreCar, statements regarding expected synergies, future financial results and other benefits of the transaction, sources of funding for the acquisition, and the timing of completion of the acquisition. In some cases, you can identify forward-looking statements by terminology such as “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the possibility that the acquisition will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the acquisition or otherwise, the inability of Getaround to realize successfully any anticipated synergy, financial results or other benefits when (and if) the acquisition is completed, the inability of Getaround to integrate successfully the HyreCar assets when (and if) the acquisition is completed, the possibility Getaround will need to raise additional capital to fund the aggregate purchase price for the acquisition, and Getaround incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the acquisition when (and if) it is completed; and the other factors under the heading “Risk Factors” in our Current Report on Form 8-K filed with the SEC on December 14, 2022, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this press release are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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